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                                                                   EXHIBIT 10.22

                           PURCHASE AND SALE AGREEMENT

                                                                January 20, 1978



Cynergy, Inc.
13240 Northrup Way
Suite 20
Bellevue, WA 98005

Gentlemen:

      The undersigned, Pioneer Investors Corp., a New York corporation and a federally-licensed Small Business Investment Company and Doan Resources Corporation, a Michigan corporation and a federally-licensed Small Business Investment Company (sometimes hereinafter referred to collectively as the "Purchasers" and individually as a "Purchaser"), hereby agree, severally and not jointly, with Cynergy, Inc., a Delaware corporation (the "Company"), as follows:

      1. Purchase of Notes. On the closing date defined in Section 7 below (the "Closing Date"), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the Company's 7-year, 10% Subordinated Notes (the "Notes") in the principal amount of $62,500, each, at a price equal to the principal amount of the Notes. The Notes shall be dated the Closing Date, shall be issued in the names of the respective Purchasers and shall be substantially in the form attached hereto as Exhibit "A". The purchase price for the Notes shall be paid by certified or official bank check payable to the order of the Company.

      The Company, at is election, may prepay the outstanding Notes at any time as a whole, or from time to time in part, without payment of any premium or prepayment charge, provided that interest accrued on such principal amount being prepaid to the date of such prepayment shall be paid together with such prepayment. In the case of any prepayment notice thereof shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment. In the case of any prepayment of less than the entire unpaid principal amount of all outstanding Notes, the amount to be prepaid shall be applied pro rata to all outstanding Notes according to the respective unpaid principal amounts thereof.

      2. Purchase of Stock. On the Closing Date, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, 142 shares (the "Sale Stock") of the common stock of the Company, no par value (the "Common Stock"), at a price of $440.14 per share, or an aggregate purchase price to each
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Purchaser of $62,500. The purchase price for the Sale Stock shall be paid by certified or official bank check payable to the Company.

      3. Delivery of Warrants. On the Closing Date and contemporaneously with the consummation of the purchase of the Notes and Sale Stock pursuant to Sections 1 and 2 above, the Company will deliver to each Purchaser a Warrant Certificate (the "Warrants") evidencing the right to purchase 141 shares (the "Underlying Shares") of Common Stock. The Warrant Certificates shall be dated the Closing Date, shall be issued in the names of the respective Purchasers and shall be in substantially the form attached hereto as Exhibit B. The Warrants are granted to the Purchasers in consideration of their purchase of the Notes and Sale Stock and no additional payment shall be made or consideration given to the Company, except as provided in Sections 1 and 2 above, in respect to the delivery of the Warrants.

      4. Representations and Warranties by the Company. The Company represents and warrants to the Purchasers, as follows:

            4.1   Organization, Standing and Qualification of the Company.

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The copies of the Company's certificate of incorporation, by-laws, and all amendments to each to date, which have been delivered to the Purchaser, are complete and correct as at the date of this Agreement. The Company has the corporate power and authority to own its property, to enter into, deliver and perform its obligations and undertakings under this Agreement, to issue the Notes, Sale Stock and Warrants and to conduct its business as now being conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in the State of Washington, which is the only jurisdiction in which the nature of the business conducted by it or its ownership or leasing of property makes such qualification necessary.

            4.2 Subsidiaries. The Company has no subsidiaries and does not control, directly or indirectly, any other corporation, association or business organization.

            4.3 Capitalization. The Company's authorized capital stock consists of 2,000 shares of Common Stock, of which 630 shares are issued and presently outstanding. Attached hereto as Schedule 1 is a complete and correct list of all the holders of Common Stock as of the date of this Agreement and the number of shares held by each. All such outstanding shares are duly authorized, validly issued, fully paid and nonassessable. The Sale Stock and Underlying Shares when issued upon exercise of the Warrants will be validly authorized, issued and outstanding, fully paid and non-assessable and the Sale Stock and Underlying Shares have been duly authorized and reserved for issuance. The Company has not granted or issued, or agreed to grant or issue, any option, warrant or other commitment to issue or to acquire any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from the Company or sell to the Company, any shares of its capital stock, except in accordance with the provisions of Sections 2 and
4.14 of this Agreement and under the terms of the Warrants. The Company holds no shares of its capital stock in its treasury.


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No holder of any security of the Company is entitled to pre-emptive or similar rights as of the date of this Agreement. The Company will not place any restrictions on the transfer of the Notes, Sale Stock, Warrants or Underlying Shares, except to the extent set forth in Subsection 10.2 hereof. The Company has not agreed to register any of its securities under the Securities Act of 1933, as amended (the "Act"), except as provided for in this Agreement and except as set forth in Schedule 10 annexed hereto.

            4.4 Financial Information. The Company has delivered to each of the Purchasers copies of the following financial statements:

                  (a) A balance sheet of the Company as at November 30, 1977, and a statement of income, profit and loss for the period from December 16, 1976 and ended November 30, 1977, prepared by the chief financial officer of the Company.

      Subject to normal year-end and audit adjustments, such financial statements, including the related notes thereto, if any, are complete and correct, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, absolute or contingent, of the Company, and fairly present the condition of the Company as at the dates thereof. There has been no change in the accounting principles applied throughout the periods involved.

            4.5 Outstanding Debt. The Company has outstanding no indebtedness for borrowed money, except as reflected on the Company's balance sheet as at November 30, 1977 and except the Company is indebted to Pioneer Investors Corp. in the amount of $20,000 pursuant to the demand loan made December 2, 1977, and the Company is not a guarantor or otherwise contingently liable for any such indebtedness. There exists no default under the provisions of any instrument evidencing such indebtedness or of any agreement relating thereto.

            4.6 Absence of Undisclosed Liabilities. At November 30, 1977, the Company had no material liabilities (fixed or contingent, including without limitation any tax liabilities due or to become due) which are not fully reflected or provided for on the balance sheet of the Company as at that date, except obligations, all of which are listed on Schedule 2 hereto, to perform after November 30, 1977, under commitments incurred in the ordinary course of business, which in the aggregate do not involve the payment or expenditure by the Company of more than $5,000. The Company does not know and has no reasonable ground to know of any basis for the assertion against the Company, as at November 30, 1977 (or as the date hereof) of any liability of any nature, direct or indirect, contingent or otherwise, or in any amount not adequately reflected or reserved against in said November 30, 1977, balance sheet, except as set forth on Schedule 2 hereto.

            4.7 Absence of Certain Changes. Except to the extent described in Schedule 3 hereto, since November 30, 1977, there has not been:


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                  (a) any material adverse change in the condition (financial or otherwise), assets, liabilities, financial condition, business or prospects of the Company from that shown on the Company's November 30, 1977 balance sheet;

                  (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business or prospects of the Company;

                  (c) any declaration, setting-aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company; or

                  (d) any labor trouble, or any event or condition of any character, materially adversely affecting the business or prospects of the Company.

            4.8 Taxes. For all periods ended prior to November 30, 1977, the Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service, with the States of Delaware and Washington and with all other jurisdictions where such filing is required by law and has paid or made adequate provision in said balance sheet dated November 30, 1977, for the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company knows of (i) no other taxes which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis thereof. The Company's federal income tax returns have not been audited by the Internal Revenue Service.

            4.9 Contracts; Insurance. Except as set forth in Schedule 4 hereto, the Company has no presently existing contract, obligation or commitment (written or oral) of any nature extending beyond June 1, 1978, or involving payment by the Company of more than $20,000, including without limitation the following:

                  (a) Employment, bonus or consulting agreements pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among shareholders and the Company;

                  (b) Loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's property or any agreement or instrument evidencing any guaranty by the Company of payment or performance by any other person;

                  (c) Agreements with dealers, sales representatives, brokers and other distributors, jobbers, advertisers, sales agencies;


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                  (d) Agreements with any labor union or collective bargaining organization or other labor agreements;

                  (e) Any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors;

                  (f) Any indenture, agreement, or other document (including private placement brochures) relating to the sale of repurchase of shares;

                  (g) Any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party;

                  (h) Agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person;

                  (i) Agreements providing for disposition of the business and assets, or shares, of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing; and

                  (j) Agreements involving or letters of intent with respect to the acquisition of the business, assets or shares of any other business.

      True and complete copies including all amendments of the contracts and commitments listed in Schedule 4 hereto have been delivered to the Purchasers. The Company has complied with all the material provisions of said contracts and commitments and of all other contracts and commitments to which it is a party, and is not in default under any thereof.

      The Company maintains the types of insurance with the coverages set forth in Schedule 4 hereto, which insurance is adequate to protect the Company and its financial condition against the risks involved in the business conducted by the Company.

            4.10 Shareholders, Directors, and Officers; Compensation; Indebtedness. Attached hereto as Schedule 5 is a correct and complete list of the following:

            (a) the names of all persons whose compensation from the Company for the current fiscal year is expected to equal or exceed $10,000 and the annual rate of such compensation for each such person as of November 30, 1977; and

            (b) a list or description of all indebtedness of the Company to its officers, directors or shareholders or any of their respective relatives and of all indebtedness of such persons to the Company.


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      To the best of the Company's knowledge and belief, none of the officers, directors or shareholders of the Company, or, their respective spouses or relatives, owns directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company.

            4.11 Litigation. There are no actions, suits, proceedings or claims (whether or not purportedly on behalf of the Company) pending or, to the Company's knowledge, threatened, against or relating to the Company, its properties or business, nor does the Company know or have reasonable grounds to know of any basis for any such action or any claim against the Company (contingent or otherwise) or of any proceeding before or investigation by any governmental or professional commission, administrative agency, or accrediting organization relative to the Company, its properties or business, except as disclosed on Schedule 6 hereto.

            4.12 Validity of this Agreement. The execution, delivery and performance by the Company of this Agreement, the issue and sale of the Notes, the Sale Stock and the Warrants and the issue of Underlying Shares on the exercise of the Warrants have been duly authorized and approved by all necessary corporate action. The Notes when issued will constitute the legal, valid obligations of the Company, enforceable in accordance with their terms, except for bankruptcy, moratorium and similar laws affecting the rights of creditors generally. The execution and delivery of this Agreement and the issue of the Notes, Sale Stock, Warrants and the Underlying Shares will not violate any provision of law and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Company's Certificate of Incorporation, by-laws or any agreement, instrument or other restriction to which the Company is a party or by which it is bound.

            4.13 Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority, except as provided in this Agreement, is required in connection with the valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Notes, Sale Stock, Warrants or Underlying Shares or the consummation of any other transaction contemplated hereby.

            4.14 Brokers. The Company has no contract, arrangement or understanding with brokers, finders and similar agents with respect to the transactions contemplated by this Agreement; provided that it is understood and agreed that on the Closing Date the Company will issue and sell 63 shares of Common Stock to Channing, Weinberg & Co., Inc. or its designees in connection with such transactions, for a total consideration of $500 and services previously rendered by it to the Company.

            4.15 Title to Properties; Liens and Encumbrances. The Company has good and marketable title in the simple absolute to all the real property and a valid and indefeasible ownership interest in all the other property and assets reflected in the Company's November 30, 1977 balance sheet (except as sold or otherwise disposed of in the ordinary course of business since that date), free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges, except (i) as shown on said balance sheet or listed on


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Schedule 7 hereto; (ii) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, as set forth on Schedule 7 hereto.

            4.16 Leases. Set forth on Schedule 7 hereto is a correct and complete list of all leases under which the Company is a lessee or under which it is operating. The Company enjoys peaceful and undisturbed possession under all such leases, none of such leases contains any unusual or burdensome provisions which might materially and adversely affect the operation or use of the property so leased, all of such leases are valid and subsisting and none of them is in default in any material respect.

            4.17 Business of the Company. The Company is engaged in the business of designing and manufacturing medical electronic equipment consisting primarily of external cardiac pacemakers, pacemaker follow-up systems and therapeutic fluid infusion pumps as set forth in the Company's private placement memorandum dated June 9, 1977 (the "Memorandum") and cardiac rate meters. Nothing has come to the attention of the Company or of any of its directors or officers to the effect that (i) there is pending or threatened any claim or litigation against or affecting the Company contesting its right to produce, manufacture, sell or use any product, process, method, substance, part or other material presently produced, manufactured, sold or used or contemplated to be produced, manufactured, sold or used by the Company in connection with the business of the Company or (ii) there presently exists, or there is pending or proposed any patent, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any significant product of, or substantially reduce the projected revenue of, or otherwise materially adversely affect the business of the Company.

      The Company intends to engage in the business of the same general type as is now being conducted by it.

            4.18 Franchises, Licenses, Trademarks and other Rights. The Company has all franchises, permits, licenses and other authority as are necessary to enable it to conduct its business as now being conducted and as proposed to be conducted, and it is not in default in any material respect under any of such franchises, permits, licenses or other authority. The Company possesses all patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copy rights necessary to conduct its business as now being conducted and as proposed to be conducted, without conflict with or infringement on any valid rights of others which could materially and adversely affect the business, properties, operations or condition, financial or otherwise, of the Company.

            4.19 Qualification as Small Business Concern. The Company is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended.

            4.20 Offering. The offer, sale and issuance of the Notes, Sale Stock and Warrants as contemplated by this Agreement are exempt from the registration requirements of the Act and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.


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            4.21 Disclosure. This Agreement and the schedules attached hereto, the Memorandum furnished the Purchasers and the financial statements referred to herein do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. There is, to the best of the Company's knowledge, no fact which materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been set forth in this Agreement, the schedules hereto, or said financial statements.

      5. Representations of Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, as follows:

            5.1 Private Offering. Each Purchaser is fully aware that the Company is selling the Notes, Sale Stock and Warrants in reliance upon the exemption from registration provided by Section 4(2) of the Act and upon the truth and accuracies of the representations and warranties contained in this Agreement.

            5.2 Investment Representations. Each Purchaser represents, as follows:

                  (a) that the Notes, Sale Stock and Warrants to be acquired by it hereunder are being acquired by it for investment, with no present intention of distributing or selling any portion thereof or with a view to any distribution thereof within the meaning of the Act, and none of the Notes, Sale Stock, Warrants or Underlying Shares will be sold or distributed in violation of the Act or the rules or regulations thereunder then applicable;

                  (b) that its financial condition is such that it is able to bear all risks of holding the Notes, Sale Stock, Warrants and Underlying Shares for an indefinite period of time;

                  (c) that it understands that any routine sales of the Sale Stock, Warrants or Underlying Shares made in reliance upon Rule 144 can be made only in limited amounts in accordance with the terms and conditions of that Rule and that in the case of securities to which that Rule is not applicable, compliance with Regulation A or some other disclosure exemption will be required;

                  (d) that it understands and agrees that the certificates representing the Notes, Sale Stock Warrants and Underlying Shares shall bear a legend on the face thereof restricting transfer except in compliance with the Act;

                  (e) that it has been informed and understands that stop transfer orders will be placed against the transfer of the Notes, Sale Stock, Warrants and Underlying Shares on the records of the Company;

                  (f) that it has been furnished by the Company with all information which the Purchaser has deemed necessary or appropriate in order to form a decision concerning


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the purchase of the Notes, Sale Stock and Warrants, including copies of the
Memorandum and the Company's unaudited financial statements as at and for the period ended November 30, 1977.

                  (g) that the Company has made available to it all additional information which it has requested in connection with the transactions contemplated by this Agreement;

                  (h) that it has been afforded an opportunity to ask questions of and receive answers from the Company and from persons authorized to act on its behalf, concerning the terms and conditions of the purchase of the Notes, Sale Stock and Warrants, and the opportunity to obtain any additional information (to the extent the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company hereunder;

                  (i) that it has investigated acquisition of the Notes, Sale Stock and Warrants to the extent it deems necessary or desirable, and the Company has provided it with any assistance in connection therewith which it requested;

                  (j) that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of the Notes, Sale Stock and Warrants and of making an informed investment decision with respect thereto;

                  (k) that it will not offer for sale, sell, transfer or otherwise dispose of the Notes, Sale Stock, Warrants or Underlying Shares, unless (i) such sale, transfer or other disposition is permitted under and made in accordance with Rule 144, or (ii) it shall have obtained an opinion of counsel to the Company or Messrs. Reavis & McGrath, to the effect that no registration (or perfection of an exemption) under the Act is required with respect to such sale or other disposition or exercise (which opinion may be conditioned upon the transferee's assuming the Purchaser's obligations under this Section 5), or (iii) such holder, upon proper submission by such holder to the Securities and Exchange Commission (the "Commission"), shall have obtained written assurance that no administrative action is proposed to be taken by the Commission in the event of such sale, transfer or other disposition, or (iv) an appropriate registration statement with respect to such sale, transfer or other disposition has been filed by the Company with the Commission and declared effective by the Commission.

      6. Closing Conditions. The obligations of the Purchasers to purchase the Notes and Sale Stock and acquire the Warrants are subject to satisfaction of the following:

            6.1 Accuracy of Representations and Warranties. The Company's representations and warranties herein or otherwise made in connection herewith shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

            6.2 Closing Certificates. The Purchasers shall have received a certificate dated the Closing Date on behalf of the Company and signed by its president and chief financial officer


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and certificates signed by each director and officer of the Company, individually, to the effect that the conditions of Section 6.1 hereof have been satisfied.

            6.3 Opinion of Company's Counsel. The Purchasers shall have received an opinion dated the Closing Date of Messrs. Jones, Grey & Bayley, counsel for the Company, satisfactory to the Purchasers and their special counsel, Reavis & McGrath, to the effect that:

                  (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as now being conducted and presently proposed to be conducted; and the Company is duly qualified as a foreign corporation to do business in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary;

                  (b) this Agreement has been authorized by all necessary corporate action, has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company in accordance with its terms;

                  (c) the Company has duly authorized the issuance and sale of the Notes, Sale Stock and Warrants, and the Notes, Sale Stock and Warrants, when issued in accordance with the terms hereof, will be duly and validly issued and in the case of the Sale Stock will be fully paid and non-assessable; the Notes when issued will constitute the legal, valid obligations of the Company enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting the rights of creditors generally and to moratorium laws from time to time in effect.

                  (d) the Company has duly authorized the issuance of the Underlying Shares and has duly reserved for such purpose the full number of shares of Common Stock initially issuable upon the exercise thereof, and, when issued and paid for in accordance with the terms of the Warrants, the Underlying Shares will be duly and validly issued, fully paid and non-assessable;

                  (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein and compliance with the terms and provisions hereof and of the Notes, Sale Stock and Warrants will not, violate any provisions of law, any order of any Court or other agency of government or of the Certificate of Incorporation or by-laws of the Company, and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, any agreement or instrument which is binding upon the Company and all necessary consents under any such agreements or instruments in this connection have been obtained, and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company;

                  (f) no consent, approval or other order of any governmental or administrative board or body is required for the execution and delivery by the Company of this Agreement or the Notes, Sale Stock, Warrants or Underlying Shares;


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
                  (g) there are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of such counsel, threatened against or affecting the Company or its subsidiary, which in the opinion of such counsel might result in any material adverse change in the business, properties or condition, financial or otherwise, of the Company or its subsidiary;

                  (h) the statement of the capitalization of the Company set forth in Section 4.3 hereof and the information set forth therein as to numbers of shares of Common Stock reserved for issuance, is complete and correct;

                  (i) to the knowledge of such counsel, there is no material contract, to which the Company or its subsidiary is a party or by which it may be bound, except as listed in Schedule 4 hereto;

                  (j) to the knowledge of such counsel, the Company is not in default under any provision of its Certificate of Incorporation or by-laws or any agreement or instrument to which it is a party or by which it may be bound;

                  (k) to the best of such counsel's knowledge, the matters specified in Sections 4.15, 4.16, 4.17 (second sentence only) and 4.18 are true and correct;

                  (1) based on the facts and circumstances contemplated by this Agreement, and in reliance on the accuracy of the representations of each Purchaser under Section 5 hereof, it is not necessary, in connection with the offer, issuance, sale and delivery of the Notes, Sale Stock and Warrants to you and the other Purchasers, to register the Notes, Sale Stock, Warrants or Underlying Shares under the Act or any applicable Blue Sky laws;

                  (m) the Company qualifies as a "small business concern" within the meaning of the Small Business Investment Act of 1958;

                  (n) Upon the filing of the amendment to the Company's Certificate of Incorporation provided for in Section 6.4 hereof, the holders of Common Stock will be entitled to and will have the full benefit of the cumulative voting and preemptive rights contained in the amended Certificate of Incorporation.

                  (o) Upon the due execution and delivery of the Shareholders' Agreement provided for in Section 6.5, that agreement will constitute a legal, valid obligation of the parties thereto, enforceable in accordance with its terms.

            6.4 Charter Amendments. An amendment to the Company's Certificate of Incorporation in the form annexed hereto as Schedule 8 shall have been filed with the Secretary of State of Delaware and shall be in full force and effect.

            6.5 Shareholders' Agreement. An agreement in the form annexed hereto as Schedule 9 between and among Craig Edwards, Mark Gausman, and David Smith, principal


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
stockholders of the Company, and the Purchasers, shall have been executed and delivered by all the parties thereto.

            6.6 No Event of Default. No Event of Default, as defined in Section 9 hereof, shall exist on the Closing Date, and the Company shall have delivered to the Purchasers a certificate, dated the Closing Date and signed by its president and chief financial officer to that effect.

            6.7 Reservation of Common Stock. The Company shall have duly authorized and reserved for issuance the Underlying Shares.

            6.8 Proceedings. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their special counsel and they shall have received all such originals or certified or other copies of such documents as they may reasonably request.

            6.9 Purchase of Notes, Sale Stock and Warrants. Each of the Purchasers shall have purchased the Notes, Sale Stock and Warrants in the amount set forth in Sections 1, 2 and 3 hereof in the manner provided in this Agreement.

            6.10 SBA Forms. The Company shall have executed and delivered to the Purchasers a Size Status Declaration, Assurance of Compliance
(non-discrimination certification) and other standard forms required by the Small Business Administration in connection with the transactions contemplated by this Agreement.

      7. Closing. The closing shall take place at the offices of counsel to the Company, Jones, Grey & Bayley, 14th floor, Norton Building, Seattle, Washington, 98104 at 10:00 A.M. on January ____, 1978, or at such time and date thereafter as the Company and the Purchasers may agree upon (Closing Date). At the closing, the Company will deliver to the Purchasers the Notes, the Sale Stock and the Warrants, each duly executed against payment of the purchase prices set forth in Sections 1 and 2 above; provided, however, the Purchasers shall have the right to withhold from the purchase price the sum of $5,000 to cover the cost and expenses of the Purchasers, including the fees and disbursements of the special counsel, incurred in connection with this Agreement.

      8. Affirmative and Negative Covenants. The Company further covenants and agrees as follows:

            8.1 Independent Accountants and Accounting Principles. The Company will retain the services of a firm of independent public accountants acceptable to the Purchasers to audit the Company's books of account and certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants, so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will immediately notify the Purchasers and will use its best efforts to cause the firm of independent public accountants whose services are terminated to deliver to them a letter of such firm setting forth the reasons for the termination of their services. In the event of such termination the Company will promptly thereafter engage another firm of independent public accountants acceptable to the Purchasers. The Company will not make any change in accounting methods or the generally accepted accounting principles presently employed by the Company without the written consent of the holders of at least 51% of the aggregate principal amount of Notes then outstanding.

            8.2 Financial Statements. The Company shall furnish to each holder of record of the Notes and each Purchaser (i) a balance sheet as of the end of each fiscal year and a statement of income or loss for the fiscal year then ended, audited and accompanied by the report of independent certified public accountants, to be furnished not later than 90 days after the fiscal year in question, (ii) a balance sheet as of the end of each quarterly period and statements of income or loss for such quarterly period and for the period from the beginning of the fiscal year through the end of such quarterly period, to be furnished not later than 45 days after the end of such quarterly period, and
(iii) a balance sheet as of the end of each interim month between quarterly periods and statements of income or loss for each said month until the Company's first public offering, to be furnished not later than 15 days after the end of each such month. The quarterly and monthly balance sheets and statements need not be audited, but shall be certified as complete and correct, subject to changes resulting from year-end adjustments, by the chief financial officer of the Company.

            8.3 Certificates of Compliance. At each time of transmittal of the statements referred to in Subsection 8.2, other than the interim monthly statements referred to therein, the Company will deliver to the Purchasers a certificate of the president and chief financial officer of the Company stating that there exists no condition or event which constitutes, or with the passage of time or notice or both would constitute, an Event of Default (as hereinafter defined) or, if such condition or event exists, specifying the nature and period of its existence and what action the Company is taking or proposes to take with respect thereto.

            8.4 Other Information. Upon the reasonable request of either of the Purchasers the Company will deliver other information and data pertaining to its business, financial and corporate affairs. The Company will permit any person designated by either Purchaser in writing, at the requesting Purchaser's expense, to visit and inspect any of the properties of the Company, including its books of account, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as the Purchasers may reasonably request; provided, that no person not an employee of the Purchaser shall be so permitted if the Company reasonably believes such visit, inspection or discussion would violate the federal securities laws or make information which is proprietary or otherwise confidential available to competitors of the Company.

            8.5 Punctual Payment. The Company will duly and punctually pay the principal and interest on the Notes in accordance with the terms of this Agreement and of the Notes.

            8.6 Prompt Payment of Taxes, Etc. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to operations of the Company.

            8.7 Conduct of Business. The Company will continue to engage in business of the same general type as now conducted by it, and do all things necessary to preserve, renew and keep in full force and effect its corporate existence and its rights and franchises necessary to continue its business; provided, however, that nothing in this Section 8.7 shall prevent the Company from engaging in other businesses of a different type in addition to those presently conducted.

            8.8 Maintenance of Property and Leases. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder.

            8.9 Insurance. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion in amounts sufficient to prevent the Company or any subsidiary from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated. In addition, the Company will obtain and maintain key man life insurance policies in the face amount of $100,000, each, on the lives of Craig Edwards, Mark Gausman and David Smith.

            8.10 Accounts and Reports. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            8.11 Restrictions on Debt of the Company and Subsidiaries. Unless the holders of at least 51% of the aggregate principal amount of the Notes outstanding shall otherwise consent in writing, the ratio of the Company's debt to equity shall not exceed 4:1.

            8.12 Restrictions on Liens. Unless the holders of at least 51% of the aggregate principal amount of the Notes then outstanding shall otherwise consent in writing, the Company will not create or incur or suffer to be created or incurred or to exist any mortgage, pledge, encumbrance, lien, charge or other security interest of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired; provided, however, that the foregoing shall not apply to (i) purchase money mortgages on new equipment of up to 80% of the original cost thereof or (ii) mortgages on real property of the Company, not to exceed in the aggregate the total amount of such mortgages existing on the date of this Agreement.

            8.13 Restrictions on Dividends and Distributions. Until the entire principal amount of the Notes shall have been paid in full, the Company will not declare or pay any dividend on any shares of any class of its capital stock, or directly or indirectly, through a subsidiary or otherwise, purchase, redeem or otherwise retire or make any other distribution in respect of, any shares of any class of its capital stock.

            8.14 Sale of Assets. Unless the holders of at least 51% of the aggregate principal amount of the Notes then outstanding shall otherwise consent in writing, the Company will not sell, lease or otherwise dispose of substantially all of its assets.

            8.15 Sale of Subsidiaries. Unless the holders of at least 51% of the aggregate principal amount of the Notes then outstanding shall otherwise consent in writing, the Company will not sell or otherwise dispose of any stock of any subsidiary.

            8.16 Merger or Consolidation. Unless the holders of at least 51% of the aggregate principal amount of the Notes then outstanding shall otherwise consent in writing the Company will not, and will not permit any subsidiary to, become a party to any merger or consolidation; provided, however, that a subsidiary may be merged into or consolidated with another subsidiary or the Company.

            8.17 Restrictions on Compensation. Unless the holders of at least 51% of the aggregate principal amount of Notes then outstanding shall otherwise consent in writing, the Company shall not increase the compensation (including salary, bonus and fringe benefits) of any of its present officers from the amounts presently payable for the current fiscal year of the Company to such officers, increase the aggregate compensation to all such officers by over 10% annually for succeeding fiscal years, or increase the compensation of any person who shall hereafter become an officer of the Company by over 10% annually.

            8.18 Meetings of the Board of Directors. The Company shall convene ________ four meetings, including an annual meeting of the Board of Directors, each year. At least one representative of each Purchaser will be allowed to attend all Board meetings and the expenses, including air travel costs, for one representative of each Purchaser to attend such meetings will be paid by the Company. The travel costs of other attending representatives of each Purchaser shall be borne by that Purchaser.

            8.19 Compliance with Requirements of Governmental Authorities. The Company shall duly observe and conform to all valid requirements of governmental authorities relating to the conduct of their businesses or to their property of assets.

            8.20 Application of Proceeds. The Company will not use any part of the proceeds of the sale of the Notes and Sale Stock under this Agreement for any prohibited purpose under any statute, rule or regulation of any government authority or agency applicable to the Company. The Company will apply the said proceeds for the following purposes:

              Approximate
                 Amount     Percentage                  Purpose
              -----------   ----------  ----------------------------------------
               $ 26,000        10.4%    Expenses of the Agreement.
                 21,000         8.0%    Equipment and furnishings, including
                                        such items as a milling machine,
                                        lathe, drill, oscilloscope, small
                                        tools, tables, benches, and office
                                        equipment.
                204,000        81.6%    Working capital, including inventory,
                                        research and development costs, and
                                        marketing expenses.
               --------        ---
TOTAL          $250,000        100%

            8.21 Compliance by Subsidiaries. The Company will cause any subsidiary it may organize in the future to comply fully with the provisions of
Section 8 to the same extent as if such subsidiary or subsidiaries were the Company.

            8.22 Amendments To The Company's Certificate of Incorporation. Unless the holders of at least 51% of the aggregate principal amount of Notes then outstanding otherwise consent in writing, the Company shall not amend the Company's Certificate of Incorporation in any manner which would eliminate the cumulative voting or preemptive rights set forth in the amendment in the form annexed as Schedule 8 hereto.

            8.23 Term of Covenants and Agreements. The covenants and agreements provided in Subsections 8.1 (except the last sentence thereof), 8.2, 8.3, 8.4, 8.6, 8.7, 8.8, 8.9, 8.10, And 8.22 shall remain in effect and be binding on the Company so long as any amount of the indebtedness evidenced by the Notes remains unpaid or the Purchasers are stockholders of Company. The covenants and agreements provided in the last sentence of Subsection 8.1 and Subsections 8.5, 8.11, 8.12, 8.13, 8.14, 8.15, 8.16, 8.17, 8.18 and 8.20 shall remain in effect and binding on the Company only so long as any amount of the indebtedness evidenced by the Notes remains unpaid.

      9.    Default.

            9.1 If one or more of the following events (herein called "Events of Default") shall have occurred and be continuing, that is to say:

                  (a) If the Company shall default in the payment of the principal of the Notes after the same shall become due and payable; or

                  (b) If the Company shall default in the payment of any installment of the interest on the Notes, unless such payment shall have been deferred pursuant to the terms of the Notes, after the same shall have become due and payable and such default shall not have been remedied within fifteen
(15) days after the occurrence thereof; or

                  (c) If the Company or any of its subsidiaries shall fail to make payment when due whether on the stated or accelerated maturity thereof (including any applicable period of grace) of principal of or any premium or installment of interest on any indebtedness for borrowed money other than the Notes unless such failure shall be waived by the person or persons entitled to such payment; or

                  (d) If the Company or any of its subsidiaries shall default in the performance of any of its obligations under Section 8 hereof and such default shall have continued unremedied for a period of thirty (30) days after written notice thereof shall have been given to the Company by any holder of the Notes; or

                  (e) If the Company shall default in the performance of or compliance with any other provision hereof and such default shall have continued unremedied for a period of sixty (60) days after written notice thereof shall have been given to the Company by any holder of the Notes;

                  (f) If any representation or warranty made by the Company in the Agreement (including any Exhibit or Schedule thereto) or in any certificate, document or instrument furnished to the Purchaser by the Company or its directors or officers in connection with the transactions contemplated by the Agreement shall prove to have been false in any material respect as of the date made and such default shall have continued unremedied for a period of sixty (60) days after written notice thereof shall have been given to the Company by any holder of the Notes; or

                  (g) If the Company or any of its subsidiaries shall default in any material respect under any material agreement to which it is a party or by which it is bound, including agreements described in the Schedules attached or furnished pursuant to this Agreement, and such default shall have continued unremedied for a period of sixty (60) days after written notice thereof shall have been given to the Company by any holder of the Notes; or

                  (h) If the Company or any of its subsidiaries shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company or any such subsidiary in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or any such subsidiary, or if the Company or its directors or majority stockholders or any such subsidiary or its directors shall take any action looking to the dissolution or liquidation or suspension of the business of the Company or such subsidiary; or

                  (i) If, within sixty (60) days after the commencement of any proceeding against the Company or any of its subsidiaries seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent of or acquiescence of the Company or any of its subsidiaries of any trustee, receiver, or liquidator of the Company or any such subsidiary or of all or any substantial part of the properties of the Company or any such subsidiary, such appointment shall not have been vacated, then if any one or more Events of Default shall occur, any holder of the Notes may at any time at its option by written notice to the Company declare the principal of and the accrued interest on the Notes to be immediately due and payable, and thereupon the same shall become so due and payable, without presentment, demand, protest or notice, all of which are hereby waived by the Company.

            9.2 Non-Waiver and Other Remedies. No course of dealing or delay on the part of any holder of the Notes in exercising any right shall operate as a waiver thereof or otherwise prejudice the rights of any holder of the Notes. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

      10. Transfers; Registration of Shares.

            10.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Shares" shall mean the Sale Stock, the Underlying Shares, and any securities issued with respect to the Sale Stock or the Underlying Shares by reason of stock dividends, stock splits or combinations, recapitalizations, reorganizations or other corporate action.

      "Holders" shall mean the Purchasers (in their capacity as holder of the Notes, the Warrants or any Shares), and such of their respective successors and assigns who agree in writing with the Company to acquire and hold the Notes, the Warrants or Shares, as the case may be, subject to all the restrictions hereof.

      "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Registration Expenses" and "Selling Expenses" shall mean the expenses so described in Subsection 10.8 hereof.

      "Act" shall mean the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Transfer" shall mean any pledge, sale, assignment or other transfer of the Notes, Warrants or any Shares or any interest therein whether or not such transfer would constitute a "sale" as that term is defined in Section 2(3) of the Act.

      "Underwriter" shall mean each person who is or may be deemed an "underwriter", as that term is defined in Section 2(11) of the Act, in respect of Shares which shall have been registered by the Company under the Act pursuant to any of the provisions of this Section 10.

            10.2 Transfer Legends. The Transfer of the Notes, Shares and Warrants will be restricted in accordance with the terms hereof. The Notes, each Warrant Certificate and each certificate evidencing the Shares, including any certificate issued to any transferee thereof, shall be stamped or otherwise imprinted with legends, in the case of the Note, in the form set forth in Exhibit A hereto, in the case of the Warrant Certificates in the form set forth in Exhibit B hereto, and in the case of such share certificates, in substantially the following form (unless otherwise permitted or unless such Shares shall have been effectively registered and sold under the Act):

      "The Shares represented by this Certificate have not been registered under the Securities Act of 1933 nor under any state securities law and may not be pledged, sold, assigned or transferred unless (i) a registration statement with respect thereto is effective under the Securities Act of 1933 and any applicable State securities laws, or (ii) in the opinion of counsel to the Company or Messrs. Reavis & McGrath such shares may be pledged, sold, assigned or transferred without an effective registration statement under the Securities Act of 1933 or applicable State securities laws."

      Upon request of a Holder of the Notes, the Warrants or any of the Shares, the Company shall remove the foregoing legends from the Notes, Warrant Certificate or the certificates evidencing such Shares, as the case may be, or issue to such Holder a new Note, Warrant Certificate or certificates therefor free of any transfer legend, if with such request, the Company shall have received an opinion of Messrs. Reavis & McGrath or other counsel selected by the Holder and reasonably satisfactory to the Company, to the effect that any Transfer by said Holder of such Note, Warrant Certificate or the Shares, as the case may be, will not violate the Act and applicable State securities laws, and if counsel to the Company shall have approved the removal of such legend in reliance on such opinion.

            10.3 Incidental Registration. If the Company shall at any time or times hereafter determine to register under the Act any shares of its common stock (other than a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities), it will promptly notify each Holder in writing in each case of such determination and upon any Holder's written request given within thirty (30) days after receipt by such Holder from the Company of such notification, the Company will use its best efforts as soon as practicable thereafter to cause any of the Shares specified by such Holder to be included in such registration statement. Notwithstanding the foregoing, the Company shall not be required to include Shares of such Holder therein if and to the extent the underwriter managing the offering reasonably believes that such inclusion would adversely affect the offering of the Shares to be covered by the proposed registration statement, provided that any such exclusion shall be pro rata to all holders of the Company's capital stock in proportion to the respective number of shares that they shall have requested to be registered.

            10.4 Required Registration. If any time after one year after the effective date of the first registration statement filed by the Company under the Act, the Holders of at least 51% of the Shares shall notify the Company in writing that such Holders intend to offer or cause to be offered for sale at least 20% of the Shares and shall request the Company to cause such Shares to be registered under the Act, the Company will use its best efforts as soon as practicable thereafter to prepare and file a registration statement covering such Shares (together with any other unregistered Shares requested by the Holders thereof to be included in such registration within thirty (30) days after receipt of a notice from the Company pursuant to Subsection 10.6 hereof). Such right to require registration shall be in addition to the rights of the Holders under Subsection 10.3 of this Agreement and shall be available to Holders on not more than two occasions (exclusive of registration statements on From S-16, as provided below); provided that each such registration statement becomes and remains effective in accordance with the provisions hereof; provided, further, that such Holders of at least 51% of the Shares shall have the right to require the Company to file an unlimited number of registration statements on Form S-16, if available, or its successors under the Act (in which case the minimum percentage of Shares to be covered by any such registration statement shall be 5%).

            10.5 Conditions of Obligations to Register Shares. Any distribution of Shares registered pursuant to this Agreement shall, unless the Company shall have given its prior written consent to other arrangements, be effected by means of a firm or best efforts commitment underwriting managed by an investment banking firm reasonably satisfactory to the Company. As a condition to the Company's obligation hereunder to cause a registration statement to be filed or Shares to be included in a registration statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration. In addition, the Company shall not be obligated to file a registration statement or to include Shares in a registration statement hereunder if the Company shall have received opinions of its counsel and of Messrs. Reavis & McGrath or other counsel to any Holder to the effect that the proposed disposition of such Shares may be effected without registration under the Act. No provision of this Section 10 shall be construed as requiring the Company to register either the Notes or the Warrants under the Act.

            10.6 Notification of Requests. If the Company shall at any time or times determine, upon receipt of a request of any security holder or otherwise, to register any of the

Shares or any other securities under the Act, the Company will, within fifteen
(15) days after such determination, give notice thereof to the Holders. The Holders shall then be entitled to the right to registration to the extent provided in Subsection 10.3 or 10.4 hereof, as the case may be.

            10.7 Registration Procedures. If and whenever the Company is required by the provisions of this Section 10 to use its best efforts to include any of the Shares in a registration statement filed under the Act, the Company shall, as expeditiously as possible:

                  10.7.1 Prepare and file with the Commission a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective.

                  10.7.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least 90 days from the date of its effectiveness or (unless otherwise required by the Act) until the Shares covered thereunder have been sold, whichever is earlier.

                  10.7.3 Furnish to each Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Act, and such other documents as such Holder shall reasonably request in order to facilitate the disposition of the Shares owned by such Holder.

                  10.7.4 Use its best efforts to register or qualify the Shares covered by such registration statement under the blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition of the Shares owned by such Holder in such jurisdictions during the period covered in Subsection 10.7.2; provided, however, that in no event shall the Company be obligated (i) to qualify to do business in any jurisdiction where it is not at the time so qualified; (ii) to take any action which would subject it to the service of process of suits other than those arising out of the offer or sale of the Shares covered by such registration statement in any jurisdiction where it is not at the time so subject; or (iii) to register or qualify under the securities laws of any such jurisdiction if and to the extent the underwriter managing the offering reasonably believes that such registration or qualification would adversely affect the offering.

                  10.7.5 Notify each Holder of any shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated herein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Company the copies of such prospectus not theretofore delivered by such Holder.

                  10.7.6 At the request of any Holder, prepare and furnish to such Holder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the Purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  10.7.7 Provide an institutional transfer agent for the Shares at least by the effective date of the first registration of any such Shares.

                  10.7.8 Promptly notify all selling Holders of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

            10.8 Description of Expenses. All expenses incurred by the Company in complying with any of the foregoing provisions of this Section 10, including without limitation all filing fees, printing expenses, fees and disbursements of counsel for the Company and accountants' fees and expenses, but excluding underwriting discounts and selling commissions, incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder and all fees and disbursements of counsel to any Holder selling Shares hereunder are herein called "Selling Expenses." If the Company is required by the provisions of this Section 10 to use its best efforts to effect the registration of any of the Shares under the Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne by the Company, except that each Holder shall pay the fees and disbursements of his own counsel and the underwriting discounts and selling commissions applicable to his shares.

            10.9 Indemnification; Underwriting Agreements. In the event that the Company registers under the Act any Shares held by a Holder:

                  10.9.1 The Company agrees to indemnify and hold harmless such Holder, and each person, if any, who controls such Holder within the meaning of the Act, against any losses, claims, damages or liabilities to which any such Holder, controlling person or underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of or be based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement, the related prospectus or any amendment or supplement thereto, or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse any legal or other expenses reasonably incurred by any such Holder, controlling person or underwriter in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder, controlling person or underwriter for any losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter seeking indemnification hereunder.

                  10.9.2 The obligations of the Company under Subsections 10.3 and 10.4 are subject to the conditions that each Holder whose shares are to be included in any registration or qualification referred to in this Section 10 (i) agrees, in writing, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Act and the officers and directors of the Company, against any and all liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Holder for inclusion therein and with reference to statements or omissions made in reliance upon an omission or failure by such Holder to furnish any statement with respect to such Holder required to be included therein, and (ii) if such registration or qualification relates to an offering which is to be underwritten, enters into an underwriting agreement in usual and standard form respecting such offering.

            10.10 Rule 144. The Purchasers recognize that the provisions of Rule 144 under the Securities Act are not presently applicable to securities of the Company. After the effective date of the first registration statement filed by the Company under the Act, in order that the Purchasers may make routine sales of securities of the Company in reliance upon Rule 144 under the Act, the Company agrees that it will:

                  (a) file with the Commission and any national securities exchange on which any of its securities may be listed, on a timely basis, all reports required by Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), or successor provision of law, and the rules and regulations promulgated by the Commission thereunder, as the same are or may hereafter be amended from time to time; include in each such report filed a statement to the effect that it has been subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act for a period of at least 90 days prior to the date of such report, and has filed all annual, quarterly and other reports in compliance with such requirement; and deliver to any Holder, within five days after written request by such Holder, a written statement to the effect that the Company is subject to the foregoing requirements and every report of the Company required to be filed by Section 13 or Section 15(d) of the Exchange Act within a period of at least 90 days prior to the date of such written statement has been filed by the Company in compliance with the provisions of such sections of the Exchange Act and the rules and regulations of the Commission thereunder;

                  (b) deliver to the Holder, within five days after request by such Holder, a written statement setting forth as of the close of business on the day next preceding the date of the statement (i) the number of shares of the Common Stock issued and outstanding and the aggregate number of shares of Common Stock issuable upon conversion of any outstanding securities convertible into Common Stock or upon exercise of any outstanding options, rights or warrants to subscribe for or purchase Common Stock, (ii) the exact name, address and telephone number (including area code) of the Company, (iii) the I.R.S. employer identification number of the Company, (iv) the Commission's reporting file number for the Company, and (v) all other information which may be required by the Commission in connection with any sale made by a Purchaser pursuant to Rule 144; and

                  (c) upon such Holder's complying with Rule 144 under the Act and selling any shares of Common Stock purchased hereunder in accordance with such rule, authorize and direct its transfer agent to transfer registration of, and issue new certificates for, any shares of Common Stock so sold, in accordance with the instructions furnished by such Holder.

            10.11 Mergers. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Section 10 and for that purpose references hereunder to "Shares" shall be deemed to be references to the securities which such Holders would be entitled to receive in exchange for Shares under any such merger, consolidation or reorganization.

            10.12 Further Agreements of the Company. If the Company hereafter becomes subject to the reporting requirements of the Exchange Act, or successor provision of law, the Company further agrees as follows:

                  10.12.1 Reports to be Furnished. The Company will furnish copies of the following documents to all Holders:

                        (a) on the earlier of the date actually filed or the date due, all reports which the Company shall be required under the Exchange Act to file with the Commission, including but not limited to Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; each thereof shall be accompanied by a certificate of the chief financial officer of the Company to the effect that such Report and the financial statements included therein have been properly prepared and are correct and that he has caused the provisions of this Agreement to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Notes, or if he has such knowledge, specifying such default and the nature thereof; and the Annual Report shall also be accompanied by reports or certificates of the Company's independent certified public accountants and the statement of such public accountants that they have caused the provisions of this Agreement to be reviewed and have no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Notes or, if they have such knowledge, specifying such default and the nature thereof.

                        (b) promptly after receipt, a copy of all detailed audits or reports submitted to the Company by independent public accountants in connection with any annual or interim audits of the books of the Company or any subsidiary; and

                        (c) promptly upon the sending or making available of the same, a copy of all reports and financial statements as the Company makes available to its stockholders.

      11. Values of Notes and Warrants. For the purpose of fixing the relative values of the Notes and Warrants received under this Agreement and the amount of the original issue discount as that term is defined in Section 1232(b) of the Internal Revenue Code of 1954, as amended, and the regulations thereunder (with particular reference to Treasury Regulation Section 1.1232-2), the Company hereby confirms its agreement with each Purchaser that the interest the Notes would bear if issued apart from the Warrants would be 10 1/4% per annum.

      12. Survival of Covenants. All covenants, agreements, representations and warranties made by the Company hereunder shall survive the execution and delivery of this Agreement, the Notes, Sale Stock and Warrants. All statements contained in certificates or other instruments delivered by the Company and its officers and directors pursuant to this Agreement shall constitute representations and warranties made by the Company hereunder.

      13. Successors and Assigns. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and to all subsequent holders of the Notes, Sale Stock, Warrants and Underlying Shares.

      14. Amendments and Waivers. This Agreement may not be changed, modified or discharged orally, nor may any waivers or consents be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing signed by the person against which enforcement thereof is sought.

      15. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, first class postage prepaid:

            (a)   if to the Company:      Cynergy, Inc.
                                          13240 Northrup Way
                                          Suite 20
                                          Bellevue, WA 98005

            (b)   if to the Purchasers:   Pioneer Investors Corp.
                                          One Battery Park Plaza
                                          New York, NY 10004

                                               and

                                          Doan Resources Corporation
                                          110 East Grove
                                          Midland, Michigan 48640
or to such other address as either of said parties shall have furnished to the other party in writing. Delivery of documents by the Company to Messrs. Reavis & McGrath, Special Counsel for the Purchasers, shall be deemed to constitute for all purposes the furnishing of such documents to the Purchasers under this Agreement.

      16. Expenses. Except as provided in Section 7, each of the Company and each Purchaser agrees to bear its own expenses in connection with this Agreement, the expenses of the Company to include any applicable stock or note issue or transfer fees or taxes.

      17. General. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This Agreement shall be construed and enforced in accordance with and the rights of the parties shall be governed by the laws of the State of Washington.

      If the foregoing corresponds with the Company's understanding of its agreement with the Purchaser, kindly sign and return to the Purchaser the enclosed counterparts of this letter.

                                Very truly yours,

DOAN RESOURCES CORPORATION              PIONEER INVESTORS CORP.


By    /s/  [unreadable]                 By
  -------------------------------         --------------------------------------
            Vice President                            President

Agreed to as of the Date First Above
Written:

CYNERGY, INC.


By    /s/  D. Craig Edwards
  -------------------------------
               President